FINANCIAL INSTRUMENTS - Additional information (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Amount outstanding under Credit Agreement	$ 80,332	$ 79,293	$ 5,423
Amount outstanding under Credit Agreement at fair value	80,820	79,900	5,423
Notes payable to Former Trio stockholders - current portion	500	0	1,917
Notes Payable Former Stockholder Current Fair Value	$ 918	$ 53	$ 1,970